                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ______ date of June, 1996.



                              /s/ R.M. GARDINER
                              ----------------------------
                                  Mr. Robert M. Gardiner

                             /p/ R.M. Gardiner
                             -----------------------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st date of June, 1996.



                              /s/ FRANK C. CARLUCCI
                              ---------------------
                                 Mr. Frank C. Carlucci

                              /p/ Frank C. Carlucci
                              ---------------------
                                  Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th date of June, 1996.



                              /s/ JOHN F. TALLMAN
                              -------------------
                                 Dr. John Tallman

                              /p/ John F. Tallman
                              -------------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th date of June, 1996.



                              /s/ ROBERT N. BUTLER, M.D.
                              --------------------------
                                 Robert N. Butler, M.D.

                              /p/ Robert N. Butler
                              --------------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ date of June, 1996.



                              /s/ ROBERT H. ROTH
                              ------------------
                                 Dr. Robert H. Roth

                              /p/ Robert H. Roth
                              ------------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ date of June, 1996.



                              /s/ JEFFREY J. COLLINSON
                              ------------------------
                                 Mr. Jeffrey J. Collinson

                              /p/ Jeffrey J. Collinson
                              ------------------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ date of June, 1996.



                              /s/ MR. HARRISON
                              ----------------
                                 Mr. Harrison

                              /p/ Richard D. Harrison
                              -----------------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th date of June, 1996.



                              /s/ JOHN SIMON
                              --------------
                                 Mr. John Simon

                              /p/ John Simon
                              --------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ____ date of June, 1996.



                              /s/ BARRY M. BLOOM
                              ------------------
                                 Dr. Barry Bloom

                              /p/ Barry M. Bloom
                              ------------------
                                 Print Name

                               POWER OF ATTORNEY


          KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to 100,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401(k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th date of June, 1996.



                              /s/ MARK NOVITCH
                              ----------------
                                 Dr. Mark Novitch

                              /p/ Mark Novitch
                              ----------------
                                 Print Name